UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: October 1, 2007 (Date of earliest event reported)

Umpqua Holdings Corporation (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200 Portland, Oregon 97258 (address of Principal Executive Offices)(Zip Code) (503) 727-4100 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

     On October 1, 2007, Umpqua Holdings Corporation announced that it will conduct a quarterly earnings conference call on Thursday, October 18, 2007 at 10:00 a.m. Pacific Time (1:00 p.m. Eastern). The Company will discuss third quarter results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Interested parties are invited to join the call by dialing 800-752-8363; the Conference ID is 18219442. A rebroadcast will be available approximately two hours after the conference call by dialing 800-642-1687, or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's Web site in the morning prior to the call.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: October 1, 2007	By:/s/ Kenneth E. Roberts

Kenneth E. Roberts
Assistant Secretary